Exhibit 10.1

AMENDMENT NO. 1 OF THE MID-CON ENERGY PARTNERS, LP LONG-TERM INCENTIVE PROGRAM
THIS FIRST AMENDMENT is made as of the date set forth below by Mid-Con Energy GP, LLC (the “Company”).
W I T N E S S E T H :
WHEREAS, the Mid-Con Energy Partners, LP Long-Term Incentive Program (the “Program”) is maintained for the benefit of certain eligible persons as set forth in the Program; and
WHEREAS, all words with initial capital letters shall have the same meaning herein as ascribed thereto in the Program; and
WHEREAS, the Company desires to amend the Program, effective as set forth below, to increase the number of units representing limited partner interests available thereunder; and
WHEREAS, in Section 7 of the Program, the Board reserved the right to amend the Program from time to time; and
WHEREAS, the Board has approved the amendment of the Program to effect the changes generally described above and as specifically set forth in the amendment below;

NOW, THEREFORE, the Program is hereby amended by this Amendment No. 1 thereto, as follows:
1. The first sentence of Section 4(a) is hereby amended to provide as follows:
“Subject to adjustment as provided in Section 4(c), the maximum number of Units that may be delivered with respect to Awards under the Program is 3,514,000.”
2. Except as modified herein, the Program is specifically ratified and affirmed.
IN WITNESS WHEREOF, this Amendment No. 1 of the Program is executed this 20th day of November, 2015, to be effective as herein provided.
MID-CON ENERGY GP, LLC

By:	/s/ Nathan P. Pekar
Nathan P. Pekar
Vice President, General Counsel and
Secretary